Back to Form 10-K
Exhibit 10.40.2

EMPLOYMENT AGREEMENT FOR THOMAS L. TRAN,
AMENDMENT NO. 2

This Amendment No. 2 to the Employment Agreement for THOMAS L. TRAN (“Amendment No. 2”) is made, effective as of December 18, 2009, by and among WELLCARE HEALTH PLANS, INC., a Delaware corporation (“WellCare”), COMPREHENSIVE HEALTH MANAGEMENT, INC., a Florida corporation (the “Corporation”), and THOMAS L. TRAN, an individual (“Executive”), with respect to the following facts and circumstances:

RECITALS

WHEREAS, Executive, WellCare and the Corporation previously entered into an Employment Agreement on July 17, 2008, which was subsequently amended on March 10, 2009 (as amended, the “Employment Agreement”); and

WHEREAS, Executive, WellCare and the Corporation desire to further amend the Employment Agreement regarding the payment of an expense allowance.

Agreement:

NOW, THEREFORE, in consideration of the agreements contained herein and of such other good and valuable consideration, the sufficiency of which Executive acknowledges, WellCare, the Corporation and Executive, intending to be legally bound, agree as follows:

1.           A new Section 1.5 shall be added to the Employment Agreement as follows:

Commencing on January 1, 2010 and continuing through December 31, 2010, Executive shall receive an allowance of $2,500 per month for expenses incurred in connection with travel between Hartford, Connecticut and Tampa, Florida.

2.           The provisions of this Amendment No. 2 may be amended and waived only with the prior written consent of the parties hereto.  This Amendment No. 2 may be executed and delivered in one or more counterparts, each of which shall be deemed an original and together shall constitute one and the same instrument.

3.           Except as set forth in this Amendment No. 2, the Employment Agreement shall remain unchanged and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 2 on the date first written above.

WELLCARE

WELLCARE HEALTH PLANS, INC.

By:   /s/ Heath Schiesser
Name:  Heath Schiesser
Title:  President and CEO

CORPORATION

COMPREHENSIVE HEALTH MANAGEMENT, INC.

By:   /s/ Heath Schiesser
Name:  Heath Schiesser
Title:  President and CEO

EXECUTIVE

/s/ Thomas L. Tran
THOMAS L. TRAN

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